Summary Prospectus        |         September 30, 2015

Deutsche X-trackers MSCI All China Equity ETF

Ticker: CN	Stock Exchange: NYSE Arca

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.deutsche-etfs.com/prospectuses. You can also get this information at no cost by calling ALPS Distributors, Inc. at 1-855-329-3837 or by sending an e-mail request to dbxquestions@list.db.com. The Fund’s prospectus and statement of additional information, both dated September 30, 2015, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Deutsche X-trackers MSCI All China Equity ETF, formerly the Deutsche X-trackers Harvest MSCI All China Equity ETF, (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI All China Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Shareholder Fees (fees paid directly from your investment)	None
Management Fee	0.60
Other Expenses	0.00
Acquired Fund Fees and Expenses	0.45
Total Annual Fund Operating Expenses	1.05
Fee Waiver and/or Expense Reimbursement*	(0.34)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.71

*	To the extent the Fund invests in the shares of an affiliated fund, the Adviser has contractually agreed, until October 1, 2018, to waive its management fee and/or reimburse fund expenses in an amount equal to the Fund’s management fee attributable to the Fund’s assets invested in the affiliated fund. This agreement may only be terminated by the Fund’s Board (and may not be terminated by the Adviser) prior to that time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$73	$227	$475	$1,185

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance. For the fiscal year ended May 31, 2015, the Fund’s portfolio turnover rate was 20%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to capture large- and mid-capitalization representation across all China securities listed in China and Hong Kong as well as in the U.S. and Singapore. The Underlying Index includes A-Shares, H-Shares, B-Shares, Red chips, P chips, and China securities listed in the U.S. and Singapore. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation

A-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi (“RMB”) on the Shenzhen and Shanghai Stock Exchanges. Subject to minor exceptions, under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities market principally through certain foreign institutional investors that have obtained status as a Qualified Foreign Institutional Investor (“QFII”) or a Renminbi Qualified Foreign Institutional Investor (“RQFII”)

from the China Securities Regulatory Commission (“CSRC”) and have been granted a specific aggregate dollar amount investment quota by China’s State Administration of Foreign Exchange (“SAFE”) to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of a RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.

B-Shares are equity securities issued by companies incorporated in China and are denominated and traded in U.S. dollars and Hong Kong dollars (“HKD”) on the Shanghai and Shenzhen Stock Exchanges, respectively. B-Shares are available to foreign investors. H-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in HKD on the Hong Kong Stock Exchange and other foreign exchanges.

Red chips and P chips are equity securities issued by companies incorporated outside of mainland China and listed on the Hong Kong Stock Exchange. Companies that issue Red chips generally base their businesses in mainland China and are controlled, either directly or indirectly, by the state, provincial or municipal governments of the PRC. Companies that issue P chips generally are nonstate-owned Chinese companies incorporated outside of mainland China that satisfy the following criteria: (i) the company is controlled by PRC individuals, (ii) the company derives more than 80% of its revenue from the PRC and (iii) the company allocates more than 60% of its assets in the PRC. Securities listed in the United States and Singapore are considered to be Chinese companies if they satisfy two out of three of the following criteria: (i) the company is based in the PRC, (ii) the company derives more than 50% of its revenue from activities conducted in the PRC and (iii) the company has more than 50% of its assets in the PRC.

The Adviser expects to use a representative sampling indexing strategy to seek to track the Underlying Index. As such, the Adviser expects to invest in a representative sample of the component securities of the Underlying Index that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The Adviser expects to obtain exposure to the A-Share components of the Underlying Index indirectly by investing in affiliated funds advised by the Adviser and sub-advised by Harvest Global Investments Limited (“HGI”), a licensed RQFII, that invest in A-Shares directly. Currently, the Fund invests in the Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and the Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF (together, the “Deutsche X-trackers China A-Shares ETFs”). The Fund does not currently intend to invest in A-Shares directly. To obtain exposure to the balance of the Underlying Index, the Adviser intends to invest directly in the components of the Underlying Index. The Deutsche X-trackers China A-Shares ETFs, through their sub-adviser, may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges up to the specified quota amount granted to HGI and the Deutsche X-trackers China A-Shares ETFs. HGI may apply for an increase of the initial RQFII quota subject to certain conditions, including the use of all or substantially all of the initial quota. There is no guarantee that an application for additional quota will be granted.

The Deutsche X-trackers China A-Shares ETFs may also invest in A-shares listed and traded on the Shanghai Stock Exchange through the Hong Kong – Shanghai Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing program between the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to aggregate investment quotas that limit total purchases and sales through Stock Connect as well as daily quotas that limit the maximum daily net purchases on any particular day. Accordingly, the Deutsche X-trackers China A-Shares ETFs’ direct investments in A-shares will be limited by the quota allocated to the RQFII or QFII and by the aggregate investment quotas, including daily quotas, that limit total purchases and/or sales through Stock Connect. Investment companies are not currently within the types of entities that are eligible for a RQFII or QFII license.

The Fund will normally invest at least 80% of its total assets in securities of issuers that comprise either directly or indirectly the Underlying Index or securities with economic characteristics similar to those included in the Underlying Index. While the Fund intends to invest primarily in H-Shares, B-Shares, Red chips, P chips, China securities listed in the U.S. and Singapore and shares of the Deutsche X-trackers China A-Shares ETFs, the Fund also may invest in securities of issuers not included in the Underlying Index, futures contracts, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Adviser believes will help the Fund to achieve its investment objective. The

Deutsche X-trackers MSCI All China Equity ETF

Summary Prospectus    September 30, 2015

remainder of the Fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of Chinese companies or in derivative instruments and other securities that provide investment exposure to Chinese companies.

As of June 30, 2015, the Underlying Index consisted of 736 securities with an average market capitalization of approximately $4.3 billion and a minimum market capitalization of approximately $660 billion.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of June 30, 2015, the Underlying Index was substantially comprised of issuers in the financial services sector (33.23%) and the industrials sector (15.41%).

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return, and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of the Prospectus entitled “A Further Discussion of Principal Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Special Risk Considerations Relating to the RQFII Regime and Investments in A-Shares. The Adviser’s ability to achieve the Fund’s investment objective is dependent, in part, on the continuous availability of A-Shares through the Fund’s investment in the Deutsche X-trackers China A-Shares ETFs. Because the Deutsche X-trackers China A-Shares ETFs will not be able to invest directly in A-shares in excess of their RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of the Fund’s direct investment in A-shares may be limited. If the Deutsche X-trackers China A-Shares ETFs RQFII quota is or becomes inadequate to meet its investment needs, shares of the Deutsche X-trackers China A-Shares ETFs may no longer be available for investment by the Fund, may trade at a premium to NAV, or may no longer be a suitable investment for the Fund. In such case, the Adviser may seek to gain exposure to the A-Shares market by investing in securities not included in the Underlying Index, futures contracts, swaps and other derivative instruments, and other pooled investment vehicles, including foreign and/or affiliated funds, that provide exposure to the A-Shares market. A reduction in or elimination of RQFII quota, generally, may not only adversely affect the ability of the Fund to obtain investment exposure to A-Shares, but also the willingness of swap counterparties to engage in swaps and the performance of pooled investment vehicles linked to the performance of A-Shares. Therefore, any such reduction or elimination may have a material adverse effect on the ability of the Fund to achieve its investment objective. These risks are compounded by the fact that at present there are only a limited number of firms and counterparties that have QFII or RQFII status or are otherwise able to obtain A-Shares quota. There can be no guarantee that the Fund will be able to invest in appropriate futures contracts, swaps and other derivative instruments, and the PRC government may at times restrict the ability of firms regulated in the PRC to make such instruments available.

If the Fund is unable to obtain sufficient exposure to the performance of the Underlying Index due to the limited availability of RQFII quota or other investments that provide exposure to the performance of A-Shares, the Fund could, among other actions, limit or suspend creations until the Adviser determines that the requisite exposure to the Underlying Index is obtainable. During the period that creations are limited or suspended, the Fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions. Alternatively, the Fund could change its investment objective by, for example, seeking to track an alternative index that does not include A-Shares as component securities, or decide to liquidate the Fund.

Special risk considerations of investing in China. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) the small size of the market for Chinese securities and the low volume of trading (including the possibility of widespread trading suspensions of Chinese issuers), resulting in lack of liquidity and in price volatility, (ii) currency devaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of

Deutsche X-trackers MSCI All China Equity ETF

Summary Prospectus    September 30, 2015

intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade limitations, (xi) custody risks associated with investing through a RQFII, and (xii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable.

Risk of investing in other investment companies. Subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”) and the conditions of any exemptive relief granted to the Fund, the Fund may invest in other investment companies, including the Deutsche X-trackers China A-Shares ETFs. The Fund’s investments in other investment companies subject the Fund to the risks affecting those investment companies, including the possibility that the value of the securities held by those investment companies could decrease. In addition, the Fund’s shareholders will bear both their proportionate share of expenses in the Fund and indirectly, the expenses of the investment companies.

Tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Deutsche X-trackers China A-Shares ETFs. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by QFIIs from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China. There is at present, however, no direct authority on the application of these taxes to an RQFII. While it is unclear whether this tax will be applied to investments by an RQFII or what the methodology for calculating or collecting the tax will be, the PRC’s Ministry of Finance announced that, effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the Deutsche X-trackers China A-Shares ETFs for obligations of an RQFII.

In the case of the capital gains tax, moreover, the methodology for calculating and collecting the tax is as yet undetermined, and the Chinese tax authorities are not currently enforcing the collection of the tax. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the Deutsche X-trackers China A-Shares ETFs is also uncertain. Finally, it is also unclear how China’s business tax may apply to activities of an RQFII and how such application may be affected by tax treaty provisions. The imposition of such taxes on the Deutsche X-trackers China A-Shares ETFs could have a material adverse effect on the Fund’s returns.

The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Deutsche X-trackers China A-Shares ETFs and its shareholders.

If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments, the Deutsche X-trackers China A-Shares ETFs could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on the Fund’s return could be substantial.

To the extent the Fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a U.S. tax perspective than direct investment in A-Shares and may be subject to special U.S. federal income tax rules that could adversely affect the Fund. Also the Fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the

Deutsche X-trackers MSCI All China Equity ETF

Summary Prospectus    September 30, 2015

transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

In addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities.

Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

Emerging market issuers risk. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Depositary receipt risk. The Fund may invest in depositary receipts, including ADRs. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. Investments in ADRs and other depositary receipts may be less liquid that the underlying shares in their primary trading market.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. The Chinese government encourages banks and certain non-banking financial institutions to conduct strategic transformation and financial innovations in various areas, and continue to facilitate greater access to China’s financial industries. Such changes may have an adverse effect on the value of the Fund’s financial institution holdings. The Fund also may be subject to ownership restrictions with respect to its investments in banks and certain other financial institutions in China.

Industrials sector risk. The Fund invests a significant portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index’s allocation to that sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments, and labor relations.

Indexing risk. An index fund’s performance may not exactly replicate the performance of its target index. For example, the Fund incurs fees, administrative expenses and transaction costs that the Underlying Index itself does not. The Fund uses sampling techniques (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), or the composition of its portfolio may diverge from that of the Underlying Index. Also, while the exposure of an index to its component securities is by definition 100%, the Fund’s effective exposure to index securities may be greater or less than 100%, and may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Deutsche X-trackers MSCI All China Equity ETF

Summary Prospectus    September 30, 2015

Pricing risk. If market conditions make it difficult to value some investments (including China A-Shares), the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Tracking error risk. The performance of the Fund may diverge from that of the Underlying Index for a number of reasons, including the use of a representative sampling approach, operating expenses, transaction costs, cash flows, operational inefficiencies, and the potential effect of Chinese taxes. The performance of the Fund may also diverge from that of the Underlying Index to the extent the Adviser seeks to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles. For example, the risk of tracking error will be greater to the extent the performance of the Deutsche X-trackers China A-Shares ETFs differs from that of the A-Share components of the Underlying Index and to the extent the shares of the Deutsche X-trackers China A-Shares ETFs trade at a premium or discount. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index or invest in them in the exact proportions they represent of the Underlying Index due to legal restrictions or limitations imposed by the Chinese Government or a lack of liquidity on stock exchanges in which such securities trade. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. The Fund’s return also may deviate significantly from the return of the Underlying Index, because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Underlying Index. The Fund’s use of derivatives may also increase the deviation between the Fund’s return and that of the Underlying Index.

Valuation Risk. The value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as “Authorized Participants.” Only Authorized Participants who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those Authorized Participants exit the business or are unable to process creation and/or redemption orders, and no other Authorized Participant is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, authorized participants or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, due to the Fund’s exposure to A-Shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming shares directly with the Fund.

Non-diversification risk. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (“the 1940 Act”). This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

Deutsche X-trackers MSCI All China Equity ETF

Summary Prospectus    September 30, 2015

Country concentration risk. Because the Fund invests a significant portion of its assets in the securities of a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Capitalization securities risk. The Fund’s investments may be composed primarily of, or have significant exposure to, mid- and large-capitalization securities. As a result, the Fund may be subject to the risk that the mid- and large-capitalization securities represented in the Underlying Index and, thus, the Fund’s portfolio may underperform other segments of the Chinese equity market or the equity market as a whole.

Securities lending risk. The Fund may lend its portfolio securities to broker dealers and other financial institutions. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding such securities.

PERFORMANCE INFORMATION

As of the date of the Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.deutsche-etfs.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance.

MANAGEMENT

Investment Adviser

DBX Advisors LLC.

Portfolio Managers. Mr. Bryan Richards and Mr. Lance McGray are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio manager team. Mr. Richards and Mr. McGray have been portfolio managers of the Fund since the Fund’s inception.

PURCHASE AND SALE OF FUND SHARES

Fund shares will be listed and traded at market prices on an exchange. Individual Fund shares may only be purchased and sold on the exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an individual retirement account, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Deutsche X-trackers MSCI All China Equity ETF

Summary Prospectus    September 30, 2015